SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 11, 2003

Price Legacy Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-16637	33-0628740
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300
San Diego, California  92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (858) 675-9400

Item 7.  Financial Statements and Exhibits.

        (c)  Exhibits.

Exhibit Number	Description of Exhibit

99.1	Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended September 30, 2003.

Item 12.  Results of Operations and Financial Condition.

                On November 11, 2003, Price Legacy Corporation issued supplemental disclosure regarding its financial results for the third quarter ended September 30, 2003.  A copy of the supplemental disclosure is attached hereto as Exhibit 99.1.

                The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of Price Legacy Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2003	PRICE LEGACY CORPORATION

	By:	/s/ James Y. Nakagawa
Name: James Y. Nakagawa
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Supplemental Disclosure of Price Legacy Corporation for the Quarter Ended September 30, 2003.